                                                                   EXHIBIT 10.26

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT, OR ANY SUCH APPLICABLE LAW.

        WARRANT TO PURCHASE 25,000 SHARES          VOID AFTER MARCH 8, 2006
        OF INFORMAX, INC. COMMON STOCK

        NO. W -[3]

        THIS CERTIFIES THAT, for value received, ____________________, ETP/FBR Genomic Fund I, LLP, or its permitted assigns (the "Holder") is entitled, on the terms and subject to the conditions set forth in this Warrant Certificate below, to purchase from InforMax, Inc., a Delaware corporation (the "Company"), up to Twenty Five Thousand (25,000) shares (the "Warrant Shares") of the Company's Common Stock, par value $.001 per share (the "Common Stock"), upon surrender hereof and simultaneous payment therefor at the Exercise Price as defined in
Section 1 below. The number, character and Exercise Price of such shares of Common Stock are subject to adjustment as provided in this Warrant Certificate below.

        ---------------------------------------------------------------

1. TERM OF WARRANT; EXERCISE PRICE. The purchase right(s) represented by this Warrant Certificate (the "Warrant" or "Warrants") shall be exercisable, in whole or in part, at any time during the term commencing on the date of execution below and ending at 5:00 p.m., EST, on March 8, 2006 ("Termination Date"). The exercise price at which this Warrant may be exercised shall be $8.00 per share of Common Stock, as adjusted from time to time pursuant to Section 9 hereof (the "Exercise Price").

2.      EXERCISE OF WARRANT.

        2.1 Exercise of Warrant. The Warrant is exercisable by the Holder in whole or in part, at any time and from time to time, during the term hereof by the surrender of this Warrant Certificate, together with the duly completed Exercise Form attached hereto as Annex 1, to the Company at the principal office of the Company, and the payment in cash or by wire transfer or check acceptable to the Company of the amount obtained by multiplying the number of Warrant Shares for which this Warrant is exercised by the Exercise Price then in effect. Upon the Company's receipt of this Warrant Certificate, the duly completed and executed Exercise Form and the requisite payment, the Company shall issue and deliver (or cause to be delivered) stock certificates representing the aggregate number of shares of Common Stock being purchased by Holder. In the event that this Warrant is exercised for less than all of the Warrant Stock underlying the Warrant, the Company shall issue and deliver (or cause to be delivered) a new Warrant Certificate or Certificates at the same time such stock certificates are delivered. That new Warrant Certificate or Certificates shall entitle the persons in whose names they are registered to exercise in the aggregate the number of Warrants not exercised in that partial exercise and shall otherwise have the same terms and provisions as this Warrant Certificate. In the event that the Holder of this Warrant Certificate desires that any or all of the stock certificates to be issued upon the exercise of any Warrants evidenced hereby be registered in a name or names other than that of such Holder, such Holder must so request in writing at the time of exercise.

        2.2 Timing; Surrender of Warrant. The Warrant represented hereby shall be deemed to have been exercised immediately prior to the close of business on the date of Holder's surrender of the Warrant Certificate for exercise as provided above, and the person entitled to receive the Warrant Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. The Company, at its expense, shall promptly (but in any event within 10 business days) issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of Warrant Shares issuable upon such exercise. Whether in connection with the exercise, transfer, split-up, combination, exchange or replacement of this Warrant (as discussed below), surrender of this Warrant Certificate shall be made to the Company during normal business hours on a business day (unless the Company otherwise permits) at the principal office of the Company located at InforMax, Inc., 7600 Wisconsin Avenue, 11th Floor, Bethesda, MD 20819 or to such other office or to any duly authorized representative of the Company as from time to time may be designated by the Company by written notice given to the Holder of the Warrants.

        2.3 Split-Up, Combination and Exchange of Warrant. Subject to compliance with all applicable laws and the provisions of this Warrant Certificate, including, but not limited to Section 5 hereof, at any time prior to the Termination Date, any Warrant may be split up, combined or exchanged for another Warrant or Warrants, entitling the Holder or Holders thereof to exercise the same number of Warrants as surrendered to the Company by the Holder thereof then entitled such Holder to exercise. Any Holder desiring to split up, combine or exchange any Warrant or Warrants shall make such request in writing delivered to the Company, and shall surrender the Warrant or Warrants to be split up, combined or exchanged, at the principal office of the Company. Thereupon the Company shall deliver to the person or persons entitled thereto a Warrant or Warrants, as the case may be, as so requested.

3. REPLACEMENT OF WARRANT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Certificate and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant Certificate, the Company at its expense shall execute and deliver, in lieu of this Warrant Certificate, a new warrant of like tenor and amount.

4. NO RIGHTS AS STOCKHOLDER. The Holder shall not be entitled to vote or receive dividends pursuant to this Warrant or be deemed the holder of Common Stock or any other securities of the Company pursuant to this Warrant, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company until this Warrant is exercised as set forth in
Section 2 hereof.

5.      TRANSFER OF WARRANT.

        5.1 Transferability. This Warrant and all rights under this Warrant Certificate may be transferred or assigned in whole or in part by Holder without prior written consent of the Company if the Holder shall transfer this Warrant to any affiliate of the Holder and complete and transmit to the Company an Assignment Form in the form attached hereto as Annex 2. This Warrant and all rights under this Warrant Certificate may otherwise be assigned or transferred in whole in party by Holder with the prior written consent of the Company and upon surrender of this Warrant Certificate, with an Assignment Form in the form attached hereto as Annex 2, duly executed and endorsed to the Company.

        5.2 Compliance with Securities Laws. The Holder of this Warrant will comply with the applicable requirements of the Act or any state securities laws in connection herewith. Upon exercise of this Warrant, the Holder will, if requested by the Company, confirm in writing that the Holder will comply with the applicable requirements of the Act or any state securities laws in connection herewith. This Warrant, the Warrant Shares and all shares of Common Stock issued upon exercise hereof (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR THE DELIVERY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT, OR ANY SUCH LAW.

6. RESERVATION OF STOCK; STOCK FULLY PAID. The Company shall at all times during the term that this Warrant is exercisable, reserve and keep available for issuance from its authorized shares of Common Stock a sufficient number of shares to provide for the issuance of Warrant Shares to be issued upon the exercise in whole or part of this Warrant and, from time to time. The Company further covenants that all Warrant Shares that may be issued, upon exercise of Warrants represented by this Warrant Certificate and payment of the Exercise Price, all as set forth herein, will be duly authorized, validly issued, fully paid and nonassessable, and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

7. NOTICES. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent by facsimile, or otherwise delivered by hand or by a nationally recognized overnight courier as follows: if to Holder:
_________________________________, Attn: _____________________________, with a copy to ______________________________________. If to the Company: At the
address set forth on the signature page to this Warrant Certificate.

8. AMENDMENTS. This Warrant Certificate and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. No waivers of, or exceptions to, any term, condition or provision of this Warrant Certificate, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision unless the parties to this Warrant Certificate agree in writing thereto.

9.  ADJUSTMENTS.

        9.1 Adjustment for Stock Splits and Combinations. If the Company, at any time or from time to time, during the term of this Warrant, effects a subdivision of the outstanding Common Stock, the Exercise Price in effect immediately before that subdivision shall be proportionately decreased. If the Company, at any time or from time to time, during the term of this Warrant, combines the outstanding shares of Common Stock, the Exercise Price in effect immediately before the combination shall be proportionately increased. Any adjustment in accordance with this provision shall become effective at the close of business on the date that the related subdivision or combination becomes effective.

        9.2 Adjustments for Reorganization, Reclassification or Substitution. If the shares of Common Stock issuable upon exercise of the Warrants are changed into the same or a different number of shares of any class or classes of stock of the Company or other securities or property of the Company, whether by capital reorganization, reclassification or otherwise, then, from and after each such event, each Holder of a Warrant shall have the right to exercise such Warrant for the amount and kind of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change by a holder of the number of shares of Common Stock for which such Warrant would have been exercisable immediately prior to such reorganization, reclassification or change.

        9.3. Adjustment for Merger, Consolidation, etc. In case of any merger, consolidation or share exchange of the Company with or into another person, a sale of all or substantially all of the assets of the Company to another person or any other transaction involving the Company and another person having a similar effect (other than a subdivision or combination of shares or reorganization, reclassification or other transaction provided for above or a stock dividend provided for below), then, from and after each such event, each Holder of a Warrant shall have the right to exercise such Warrant for the amount and kind of shares of stock and other securities and property receivable upon such merger, consolidation, share exchange, sale or other transaction by a holder of the number of shares of Common Stock for which such Warrant would have been exercisable immediately prior to such merger, consolidation, share exchange, sale or other transaction.

        9.4 Adjustment for Certain Dividends and Distributions. If the Company, at any time or from time to time, during the term of this Warrant makes or issues, or fixes a record date for the determination of holders of shares of Common Stock entitled to receive shares of Common Stock as a dividend or other distribution, then, and in each such event, the Exercise Price in effect from and after the time of such issuance or, in the event such a record date has been fixed, the close of business on such record date shall be equal to the product of the Exercise Price in effect immediately prior to such time multiplied by a fraction:

                (i) the numerator of which shall be the total number of shares of Common Stock issued and outstanding or issuable upon exercise of any Options or upon conversion or exchange of any Convertible Securities issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

                (ii) the denominator of which shall be the total number of shares of Common Stock issued and outstanding or issuable upon exercise of any Options or upon conversion or exchange of any Convertible Securities issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, plus the number of shares of Common Stock issued or issuable in payment of such dividend or distribution; provided, however, that if such a record date has been fixed and such dividend is not fully paid or such distribution is not fully made on the date set therefore, then the Exercise Price then in effect shall be appropriately recalculated as of the close of business on such record date.

        9.5 Adjustments for Other Dividends and Distributions. If the Company, at any time or from time to time, during the term of this Warrant makes or issues, or fixes a record date for the determination of holders of shares of Common Stock entitled to receive securities of the Company or any subsidiary of the Company other than shares of Common Stock in the form of a dividend or other distribution, then, and in each such event, appropriate provision shall be made so that each Holder of a Warrant exercised after such issuance or such record date, as the case may be, shall receive, in addition to the shares of Common Stock otherwise receivable upon such exercise, the amount of such securities, if any, that would have been received by such Holder had such Warrant been exercised immediately prior to such issuance or the close of business on such record date and the securities received upon such exercise been retained from the date of such issuance or such record date to and including the actual exercise date of such Warrant.

        9.6 Adjustment in Number of Warrants. When any adjustment is required to be made in the Exercise Price pursuant to Section 9, then the number of outstanding Warrants shall be simultaneously adjusted to equal the number determined by dividing (i) the product of the number of Warrants outstanding immediately prior to such adjustment multiplied by the Exercise Price in effect immediately prior to such adjustment, by (ii) the Exercise Price in effect immediately after such adjustment.

        9.7 Certificate as to Adjustment. In each case of an adjustment or readjustment of the Exercise Price pursuant to this Section 9, the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered Holder of a Warrant a certificate setting forth such adjustment and the related adjustment in the number of outstanding Warrants. The Company shall, upon the written request at any time of any Holder of a Warrant, furnish or cause to be furnished to such Holder a certificate setting forth (i) the Exercise Price then in effect, and (ii) the number of shares of Common Stock and the amount, if any, of other securities that would then be receivable upon exercise of a Warrant.

        9.8 No Change Necessary. The form of this Warrant need not be changed because of any adjustment in the amount of Warrant Shares issuable upon its exercise. A Warrant issued after any adjustment upon any partial exercise or in replacement may continue to express the same amount of Warrant Shares (appropriately reduced in the case of partial exercise) as are stated on the face of this Warrant as initially issued, and that number of shares shall be considered to have been so changed as of the close of business on the date of adjustment.

10.     FRACTIONAL SHARES.

                (a) The Company shall not be required to issue fractional shares of Common Stock upon the exercise of any Warrants or to distribute certificates that evidence fractional shares of Common Stock. In lieu of issuing a fractional share of Common Stock, the Company shall pay to the Holder of any Warrants at the time such Warrants are exercised an amount in cash equal to the same fraction of the difference between the exercise price and the "current market value" of one share of Common Stock on the date that such Warrants are exercised. For purposes hereof, the "current market value" of a share of Common Stock (or any other security) shall be the closing price per share of Common Stock (or the standard unit for such other security) on the date of determination. Such closing price shall be:

                (i) the last sale price, regular way, or, in case no such sale takes place, the average of the closing bid and asked prices on the date of determination, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange; or

                (ii) if the Common Stock (or such other class or series of securities) is not listed or admitted to trading on the New York Stock Exchange, the last sale price, regular way, or, in case no such sale takes place, the average of the closing bid and asked prices on such day, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the Common Stock (or such other class or series of securities) is listed or admitted to trading; or

                (iii) if the Common Stock (or such other class or series of securities) is not listed or admitted to trading on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices on such day in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System or such other system then in use by such organization; or

                (iv) if the Common Stock (or such other class or series of securities) is not listed or admitted to trading on any national securities exchange and prices therefor are not reported by such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock (or such other class or series of securities) selected by the Board; or

                (v) if the Common Stock (or such other class or series of securities) is not so listed or admitted to trading and prices therefor are not so reported or quoted, the fair market value per share (or other appropriate unit) as determined in good faith by the Board, whose determination shall be conclusive and binding on all Holders of Warrants.

11.     HOLDER'S REPRESENTATIONS AND WARRANTIES.

                (a) Holder understands that the Warrant Shares have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws, in reliance upon exemptions contained in the Securities Act and Blue Sky Laws and any applicable regulations promulgated thereunder or interpretations thereof, and cannot be offered for sale, sold or otherwise transferred unless the Warrant Shares subsequently are so registered or qualify for exemption from registration under the Securities Act and Blue Sky Laws, and that the certificates representing the Warrant Shares shall bear a legend noting such restrictions.

                (b) Holder is an "accredited investor" as defined in Rule 501 under the Securities Act, and is acquiring the Warrant and underlying Warrant Shares in good faith solely for its own account, for investment, and not with a view toward resale or other distribution within the meaning of the Securities Act, and the Warrant Shares will not be offered for sale, sold or otherwise transferred without either registration or exemption from registration under the Securities Act.

                (c) Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Warrant and underlying Warrant Shares, and Holder understands and is able to bear any economic risks associated with such investment (including the inherent risk of losing all or part of its investment in the Warrant Shares issuable upon exercise of this Warrant). Holder is personally and directly familiar with the business that is conducted and is intended to be conducted by the Company, including financial matters related to such business, has been given the opportunity to ask questions of, and receive answers from, the directors and principal officers of the Company concerning the business and financial affairs of the Company, and the terms and conditions of its purchase of the Warrant and Warrant Shares, and has had further opportunity to obtain any additional information desired (including information necessary to verify the accuracy of the foregoing).

12. TAXES. The Company shall pay when due and payable any and all federal and state transfer taxes and charges (other than any applicable income taxes) that may be payable in respect of the issuance or delivery of Warrant Certificates or of certificates for shares of Common Stock receivable upon the exercise of any Warrants; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of the issuance and delivery of any Warrant Certificate or stock certificate registered in a name other than that of the Holder of the Warrant Certificate that has been surrendered.

13. GOVERNING LAW. THIS AGREEMENT AND ALL RELATED INSTRUMENTS AND AGREEMENTS SHALL BE DEEMED TO BE CONTRACTS MADE AND TO BE PERFORMED ENTIRELY IN THE STATE OF DELAWARE, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE (WITHOUT GIVING EFFECT TO ANY PROVISIONS THEREOF CONCERNING CHOICE OF LAW) AND THE UNITED STATES OF AMERICA. EACH OF THE INVESTOR AND THE COMPANY HEREBY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE (WHETHER A CLAIM IN TORT, CONTRACT, EQUITY OR OTHERWISE) ARISING UNDER OR RELATING TO THIS AGREEMENT OR ANY RELATED MATTERS, AND ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

14. SUCCESSORS. All the covenants and provisions of this Warrant shall be binding upon and inure to the benefit of the Company, the Holders and their respective successors and assigns hereunder.

15. SEVERABILITY. If any provision of this Warrant shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Warrant.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized.

Dated as of March 8, 2001


ATTEST:                                     INFORMAX, INC.



By:                                         By:
    ------------------------------              --------------------------------
Name:                                       Name:
      ----------------------------                ------------------------------
Title:                                      Title:
       ---------------------------                 -----------------------------

                                            Address:   7600 Wisconsin Avenue
                                                       11th Floor
                                                       Bethesda, MD  20814

                                            Fax: 240-223-0025

                                                                         Annex 1

                                  EXERCISE FORM

The undersigned Holder hereby irrevocably elects to exercise _______________ Warrants to purchase fully paid and nonassessable shares of the Common Stock, par value $.001 per share, of InforMax, Inc. (the "Company") and/or such other securities or property as are purchasable upon exercise of such Warrants, and hereby tenders payment for such shares by enclosing cash and/or a certified or cashier's check payable to the order of the Company in the aggregate amount of $__________.

Instructions for registering the securities on the stock transfer books of the
Company:

Name of Holder:
                -----------------------------------------------
State of Organization (if applicable):
                                       ------------------------
Federal Tax Identification or
   Social Security Number:
                           ------------------------------------
Address:
               ------------------------------------------------

               ------------------------------------------------

        If this exercise of Warrants evidenced by the attached Warrant Certificate is not an exercise in full thereof, then the undersigned Holder hereby requests that a new Warrant Certificate of like tenor (exercisable for the balance of the Warrants evidenced by the attached Warrant Certificate) be issued in the name of and delivered to the undersigned Holder at the address on the Warrant register of the Company.


Dated:
      -------------------------        -----------------------------------------
                                       (Name of Holder - Please Print)



                                       By:
                                           -------------------------------------
                                              (Signature of Holder or
                                              of Duly Authorized Signatory)
                                       Title:
                                              ----------------------------------

                                                                         Annex 2


                                 ASSIGNMENT FORM

        For value received, the undersigned Holder hereby sells, assigns and transfers to the person whose name and address are set forth below all of the rights of the undersigned Holder with respect to __________ Warrants evidenced by the attached Warrant Certificate.

Name of Transferee:
                    ---------------------------------------------------
State of Organization (if applicable):
                                       --------------------------------
Federal Tax Identification or
   Social Security Number:
                           --------------------------------------------
Address:
              ---------------------------------------------------------

              ---------------------------------------------------------

        If this transfer is not a transfer of all the Warrants evidenced by the attached Warrant Certificate, then the undersigned Holder hereby requests that a new Warrant Certificate of like tenor evidencing the Warrants not being transferred pursuant hereto be issued in the name of and delivered to the undersigned Holder at the address on the Warrant register of __________________.

        The undersigned Holder hereby irrevocably constitutes and appoints ________________________________ as his/her/its attorney to register the foregoing transfer on the books of _______________ maintained for that purpose, with full power of substitution in the premises.


Dated:
      -------------------------        -----------------------------------------
                                       (Name of Holder - Please Print)



                                       By:
                                           -------------------------------------
                                              (Signature of Holder or
                                              of Duly Authorized Signatory)
                                       Title:
                                              ----------------------------------